UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                    of The Securities Exchange Act of 1934

                         Date of Report: July 2, 2001


                                   KFX INC.
            (Exact name of Registrant as specified in its charter)

             Delaware                          0-23634
     --------------------------       --------------------------
 (State or other jurisdiction of       Commission File Number
  incorporation or organization)

                                  84-1079971
                          --------------------------
                                 IRS Employer
                             Identification Number

      3300 East 1st Avenue, Suite 290
           Denver, Colorado, USA                          80206
   ---------------------------------------------- ----------------------
     (Address of principal executive offices)          (Zip Code)

                                (303) 293-2992
                         ----------------------------
                        (Registrant's telephone number,
                             including area code)

                                not applicable
                              ------------------
         (Former name or former address, if changed since last report)






ITEM 5.  Other Events.

Effective July 1, 2001, Patrick Flaherty will assume the responsibility of Vice President of Finance and Chief Financial Officer of KFx Inc. Mr. Flaherty currently serves as Controller of KFx's Pegasus Technologies, Inc. subsidiary based near Cleveland, OH and will also be named Vice President of Finance and Chief Financial Officer of Pegasus. Certain of the accounting, finance and administrative activities of KFx will be shifted to Pegasus' offices in order to improve the efficiency of such activities. KFx's current Executive Vice President and Chief Financial Officer, Seth L. Patterson, has resigned effective July 13, 2001. Mr. Patterson has elected to accept an opportunity to serve as chief operating officer of a small private specialty manufacturing operation near his home.



                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    July 2, 2001       KFx Inc.
                            (Registrant)
                            By:
                            /s/ Theodore Venners
                            ------------------------------------------------
                            Theodore Venners
                            Chairman, President and Chief Executive Officer